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                                                                   EXHIBIT 10.23

UNION
  BANK OF
CALIFORNIA

                              CONTINUING GUARANTY

1. OBLIGATIONS GUARANTIED. For consideration, the adequacy and sufficiency of which is acknowledged, the undersigned ("Guarantor") unconditionally guaranties and promises (a) to pay to UNION BANK OF CALIFORNIA, N.A. ("Bank") on demand, in lawful United States money, all Obligations to Bank of COMPUTER GEEKS DISCOUNT OUTLET, INC. ("Borrower") and (b) to perform all undertakings of Borrower in connection with the Obligations. "Obligations" is used in its most comprehensive sense and includes any and all debts, liabilities, rental obligations, and other obligations and liabilities of every kind of Borrower to Bank, whether made, incurred or created previously, concurrently or in the future, whether voluntary or involuntary and however arising, whether incurred directly or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding ("Insolvency Proceeding"), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorneys' fees.

2. LIMITATION ON GUARANTOR'S LIABILITY. Although this Guaranty covers all Obligations, Guarantor's liability under this Guaranty for Borrower's Obligations shall not exceed at any one time the sum of the following (the "Guarantied Liability Amount"): (a) ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) for Obligations representing principal and/or rent ("Principal Amount"), (b) all interest, fees and like charges owing and allocable to the Principal Amount as determined by Bank, and (c) without allocation in respect of the Principal Amount, all costs, attorneys' fees, and expenses of Bank relating to or arising out of the enforcement of the Obligations and all indemnity liabilities of Guarantor under this Guaranty. The foregoing limitation applies only to Guarantor's liability under this particular Guaranty. Unless Bank otherwise agrees in writing, every other guaranty of any Obligations previously, concurrently, or hereafter given to Bank by Guarantor is independent of this Guaranty and of every other such guaranty. Without notice to Guarantor, Bank may permit the Obligations to exceed the Principal Amount and may apply or reapply any amounts received in respect of the Obligations from any source other than from Guarantor to that portion of the Obligations not included within the Guarantied Liability Amount.

3. CONTINUING NATURE/REVOCATION/REINSTATEMENT. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Bank receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Bank receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Bank has another defense to its performance. All of Bank's rights pursuant to this Guaranty continue with respect to amounts previously paid to Bank on account of any Obligations which are thereafter restored or returned by Bank, whether in an insolvency Proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Bank; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revived, notwithstanding any surrender or cancellation of this Guaranty. Bank, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Bank elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in connection with such contest. No payment by Guarantor shall reduce the Guarantied Liability Amount hereunder unless, at or prior to the time of such payment, Bank receives Guarantor's written notice to that effect. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Bank's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

4. AUTHORIZATION. Guarantor authorizes Bank, without notice and without affecting Guarantor's liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Bank, at its sole discretion, may determine; and
(e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

5. WAIVERS. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Bank to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshall assets or to pursue any other remedy in Bank's power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Bank has made Guarantor's obligations more burdensome or more burdensome than Borrower's obligations, and the use of any proceeds of the Obligations other than as intended or understood by Bank or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower; (f) all rights to require Bank to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Bank may have or acquire and (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower. Guarantor understands that if Bank forecloses by trustee's sale on a deed of trust securing any of the Obligations, Guarantor would then have a defense preventing Bank from thereafter enforcing Guarantor's liability for the unpaid balance of the secured Obligations. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things: (1) Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(2) if Bank forecloses on any real property collateral pledged by Borrower: (A) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Bank may collect from Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 728 of the California Code of Civil Procedures or similar laws in other states.

6. GUARANTOR TO KEEP INFORMED. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Bank. Bank has no duty to provide any information to Guarantor until Bank receives Guarantor's written request for specific information in Bank's possession and Borrower has authorized Bank to disclose such information to Guarantor.

7. SUBORDINATION. All obligations of Borrower to Guarantor which presently or in the future may exist ("Guarantor's Claims") are hereby subordinated to the Obligations. At Bank's request, Guarantor's Claims will be enforced and performance thereon received by Guarantor only as a trustee for Bank, and Guarantor will promptly pay over to Bank all proceeds recovered for application to the Obligations without reducing or affecting Guarantor's liability under other provisions of this Guaranty.

8. SECURITY. To secure Guarantor's obligations under this Guaranty, other than for payment of Obligations which are subject to the disclosure requirements of the United States Truth in Lending Act, Guarantor grants Bank a security interest in all moneys, general and special deposits, instruments and other property of Guarantor at any time maintained with or held by Bank, and all proceeds of the foregoing.

9. AUTHORIZATION. Where Borrower is a corporation, partnership or other entity, Bank need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Bank grants or creates in reliance on the purported exercise of such powers or authority.

10. ASSIGNMENTS. Without notice to Guarantor, Bank may assign the Obligations and this Guaranty, in whole or in part, and may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Bank has or acquires concerning Guarantor, this Guaranty and any security for this Guaranty.

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11.  COUNSEL FEES AND COSTS. The prevailing party shall be entitled to attorneys' fees (including a reasonable allocation for Bank's internal counsel) and all other costs and expenses which it may incur in connection with the enforcement or preservation of its rights under, or defense of, this Guaranty or in connection with any other dispute or proceeding relating to this Guaranty, whether or not incurred in any Insolvency Proceeding, arbitration, litigation or other proceeding.

12. MARRIED GUARANTORS. By executing this Guaranty, a Guarantor who is married agrees that recourse may be had against his or her separate and community property for all his or her obligations under this Guaranty.

13. MULTIPLE GUARANTORS/BORROWERS. When there is more than one Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words "Borrower" and "Guarantor", respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Borrower or Guarantor, as the case may be.

14. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Bank as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Bank. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

15. JOINT AND SEVERAL. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions may be brought and prosecuted against any one or more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

16. NOTICE. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by United States mail, postage prepaid, and addressed to Bank or Guarantor at their respective addresses for notices indicated below. Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

17. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of California, and, except as provided in any alternative dispute resolution agreement executed between Guarantor and Bank, Guarantor submits to the non-exclusive jurisdiction of the state or federal courts in said state.

18. DISPUTE RESOLUTION. This Guaranty hereby incorporates any alternative dispute resolution previously, concurrently or hereafter executed between Guarantor and Bank.



Executed as of APRIL 20, 1999, Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.



/s/ SCOTT E. KUSEL
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SCOTT E. KUSEL

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UNION BANK OF CALIFORNIA, N.A.

BY: /s/ MAUREEN SULLIVAN
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   MAUREEN SULLIVAN

TITLE: VICE PRESIDENT


Address for notices to Bank:             Address to notices to Guarantor:

ATTN:                                   ATTN:
SAN DIEGO COMMERCIAL BANKING OFFICE     STREET:
530 'B' STREET, 4TH FLOOR               CITY:
SAN DIEGO, CA 92501-4403                STATE:
                                        ZIP:
                                        SOCIAL SECURITY NUMBER: